Rydex Variable Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX VARIABLE TRUST

U.S. Government Money Market Fund

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Supplement dated February 29, 2016 to the currently effective Summary Prospectus, Statutory Prospectus (together, the “Prospectuses”) and Statement of Additional Information (the “SAI”) for the U.S. Government Money Market Fund.

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI for the U.S. Government Money Market Fund and should be read in conjunction with the Prospectuses and SAI.

In response to recent amendments to Rule 2a-7 under the Investment Company of 1940, the Board of Trustees (the “Board”) of Rydex Variable Trust (the “Trust”) approved changes to the U.S. Government Money Market Fund’s principal investment strategies to facilitate the Fund’s operation as a “government money market fund.” Under amended Rule 2a-7, a government money market fund is a money market fund that invests at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash. As a government money market fund, the Fund will continue to seek to maintain a stable $1.00 net asset value, though there is no guarantee that it will be able to do so. In addition, the Fund will not be required to impose liquidity fees and redemptions gates. Rather, the Board has the right to voluntarily impose such measures in the future if it believes they are warranted.

Effective on or about May 1, 2016, the current description of the Fund’s “Principal Investment Strategies” will be deleted in its entirety and replaced with the description set forth below. In connection with the changes to the Fund’s principal investment strategies, the Board also approved a change to the Fund’s non-fundamental 80% investment policy adopted pursuant to Rule 35d-1. The revised non-fundamental 80% investment policy is reflected in the description below.

PRINCIPAL INVESTMENT STRATEGIES
The Fund intends to operate as a “government money market fund” as defined by Rule 2a-7 under the Investment Company Act of 1940 (the “1940 Act”) and seeks to maintain a stable net asset value of $1.00 per share. As such, the Fund invests at least 99.5% of its total assets in government securities as defined by the 1940 Act, including those with floating or variable rates of interest, cash, and repurchase agreements collateralized fully by U.S. government securities. The Fund will comply with all applicable requirements of Rule 2a-7, including certain liquidity, maturity and diversification requirements. The Fund invests only in U.S. dollar-denominated securities and seeks to invest in securities that present minimal credit risk. Under normal circumstances, the Fund also will invest at least 80% of its net assets, plus any borrowings for investment purposes, in government securities and/or repurchase agreements that are collateralized by government securities.

The 1940 Act defines “government security” to mean any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing. Securities issued or guaranteed by the U.S. Treasury and certain U.S. government agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government. Securities issued or guaranteed by other U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal Farm Credit Bank

(FFCB), and the Federal Home Loan Bank (FHLB) are not guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government. However, they are authorized to borrow from the U.S. Treasury to meet their obligations.

“Government money market funds” are not required to impose liquidity fees and/or temporary redemption gates, but the Fund’s Board of Trustees may elect to impose such features in the future.

Please retain this supplement for future reference.

MMKVT-COMBO-SUP-0216x0516

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